AXA PREMIER VIP TRUST

SUPPLEMENT DATED DECEMBER 10, 2004 TO THE

PROSPECTUS DATED MAY 1, 2004, AS AMENDED

This Supplement updates the above-referenced Prospectus of the AXA Premier VIP Trust (the “Trust”). You may obtain an additional copy of each Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with each Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about a new investment sub-adviser (“Adviser”) for the AXA Premier VIP International Equity Portfolio. This Supplement also provides updated information regarding the portfolio managers of TCW Investment Management Company, one of the Advisers to the AXA Premier VIP Large Cap Growth Portfolio.

AXA Premier VIP International Equity Portfolio

Effective as of December 13, 2004, AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, will replace Bank of Ireland Asset Management (U.S.) Limited (“BOI”) as an Adviser to an allocated portion of the AXA Premier VIP International Equity Portfolio (the “International Portfolio”) with J.P. Morgan Investment Management Inc. (“JP Morgan”).

As one of the Advisers to the International Portfolio, it is anticipated that JP Morgan will seek to achieve the portfolio’s investment objective of long-term capital growth by investing primarily in equity securities of foreign companies. JP Morgan employs a bottom-up, active approach that focuses on proprietary research at the local and global sector level. JP Morgan intends that portfolio’s performance will be driven primarily by stock selection and not by a single style, country, sector or currency bias. The principal risks of investing in the International Portfolio are listed in the Trust Prospectus under the heading “Principal Investment Risks.” These risks are discussed in more detail under the heading “More About Investment Strategies & Risks” in the Trust Prospectus.

It is anticipated that the day-to-day management of the International Portfolio will be performed by a team of investment professionals, led by Howard Williams and James Fisher. Mr. Howard joined JP Morgan as a portfolio manager in 1994 and is currently a Managing Director and the head of JP Morgan’s Global Portfolios Group. Mr. Fisher joined JP Morgan in 1985 as a trainee portfolio manager and is currently a Managing Director and Portfolio Manager in JP Morgan’s Global Portfolios Group.

JP Morgan is located at 522 Fifth Avenue, New York, New York. J.P. Morgan is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. and an indirect-wholly owned subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of September 30, 2004, J.P. Morgan had approximately $735 billion in assets under management.

AXA Premier VIP Large Cap Growth Portfolio

The information provided below updates information regarding the portfolio managers of TCW Investment Management Company (“TCW”), one of the Advisers to the AXA Premier VIP Large Cap Growth Portfolio (“Large Cap Growth Portfolio”).

Effective January 1, 2005, Craig C. Blum and Stephen A. Burlingame, both Senior Vice Presidents at TCW, will be responsible for the day-to-day management of the portion of the Large Cap Growth Portfolio allocated to TCW. Mr. Blum has been employed with TCW since July 1999. Prior to joining TCW, Mr. Blum was a financial analyst with FMAC Capital Markets in Los Angeles. Mr. Burlingame has been employed with TCW since 2000. Prior to joining TCW, he was an equities analyst at Brandywine Asset Management.